UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-2857

Name of Fund: High Income Portfolio of Merrill Lynch Bond Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, High Income Portfolio of Merrill Lynch Bond Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 09/30/03

Date of reporting period: 10/01/02 - 09/30/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


High Income Portfolio of
Merrill Lynch
Bond Fund, Inc.


Annual Report
September 30, 2003



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



High Income Portfolio


Electronic Delivery


The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH BOND FUND, INC., HIGH INCOME PORTFOLIO,
SEPTEMBER 30, 2003



A Letter From the President


Dear Shareholder

Now in its final quarter, 2003 has been a meaningful year in many respects. After one of the most significant equity market downturns in many investors' memories, this year finally brought hopeful signs for a sustainable economic recovery. Sub par economic growth of 1.4% in the first quarter of 2003 increased to projected growth of more than 4% in the second half of the year. With that good news, fixed income investments, which had become the asset class of choice during the long equity market decline, faced new challenges.

Earlier in the year, the Federal Reserve Board continued its accommodative monetary policy, lowering the Federal Funds rate in June to 1%, its lowest level since 1958. With this move, long-term interest rates continued to be volatile, as investors began to anticipate the impact of future Federal Reserve Board moves and economic revitalization. As of September 30, 2003, the ten-year Treasury bond was yielding 3.96%. This compared to a yield of 3.83% six months earlier and 3.63% one year ago.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. With that said, remember also that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH BOND FUND, INC., HIGH INCOME PORTFOLIO
SEPTEMBER 30, 2003



A Discussion With Your Portfolio Manager


A strong rally in the high yield market endured for the majority of the Portfolio's fiscal year, and performance benefited significantly.


How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended September 30, 2003, the Portfolio's Class A, Class B, Class C and Class I Shares had total returns of +32.13%, +31.45%, +31.38% and +32.42%, respectively. (Results shown do not include sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 8 - 11 of this report to shareholders.) The Portfolio outperformed the +28.04% return of the unmanaged benchmark Credit Suisse First Boston High Yield Index and the +30.85% average return of its Lipper category, High Current Yield Funds. (Funds in this Lipper category aim for high relative current yield from fixed income securities. There are no quality or maturity restrictions and the funds tend to invest in lower-grade debt issues.)

The Portfolio benefited from the high yield market rally that began in mid October 2002, following several years of difficult markets. The main drivers of the upturn were investors' improved outlook on the economy, modestly favorable corporate earnings reports, a shrinking number of defaults by high yield corporate borrowers and much improved market access to capital. Certain technical factors also provided solid support to the high yield market, including strong cash inflows from institutional investors increasing their allocations to the high yield sector and from retail investors who were searching for yield in the low interest rate environment. This year also brought an unprecedented international demand for high yield. In 2003, we expect foreign interest in the high yield market may rise to $75 billion.

When the high yield market hit bottom on October 10, 2002, many securities were severely undervalued. From that time, we took the opportunity to eliminate certain securities from the portfolio and to retain others. Those decisions ultimately led to the Portfolio's outperformance, as security selection had a meaningful positive impact on relative returns over the past 12 months.

We saw impressive performance from Millicom International Cellular SA, The AES Corporation, Calpine Corporation, Nextel Partners, Inc. and American Tower Corporation. The bonds of each of these issuers appreciated dramatically from generally depressed October 2002 levels. Also contributing significantly to performance was our position in the common stock of NII Holdings, Inc. (formerly Nextel International), part of a bankruptcy exit security consisting of bonds and stock. The bond portion of NII Holdings, Inc. also delivered a meaning boost to performance during the period.

In general, the strongest performers in the high yield market during the period were bonds that had been out of favor prior to the rally, especially issues of utilities/independent power producers and wireless communications companies--areas in which the Portfolio was overweighted. The prices of these securities rose as investors' views on these sectors became more positive. The utility sector, in particular, was drastically undervalued in the aftermath of Enron's financial misdealings and because of fears that a faltering economy would hurt the more highly leveraged players in the sector.

Emerging markets also made an important contribution to Portfolio performance during the year. Although we participated in this area only modestly, emerging market securities performed better than the high yield market as a whole, and this benefited Portfolio returns. Notable areas of strong performance were Brazil and Turkey.


What changes were made to the Portfolio during the period?

Portfolio turnover has been active, reflecting our efforts to reposition the Portfolio and reduce the overall risk profile. We eliminated or trimmed those positions that we believe realized their potential during the period. These included many of the strong performers mentioned earlier. We took profits in utilities, an area where we started the period with an overweight position and ended it with an underweighting. In addition to reducing positions that did well during the period, we also weeded out those holdings that we felt did not have the potential to recover.



MERRILL LYNCH BOND FUND, INC., HIGH INCOME PORTFOLIO
SEPTEMBER 30, 2003



Another strategy shift came in April and May, when we became concerned that ten-year Treasury securities, which high yield securities trade in reference to, were outpacing themselves in the market. Based on this assessment, we began to shift into those securities that had a lower correlation to Treasury issues. Generally, higher-quality bonds have a higher correlation to Treasury securities while lower-quality issues, particularly those rated B and CCC, have only a limited correlation to the Treasury market. Since many of these higher-quality high yield securities had benefited from the rise in Treasury issues, and based on our belief that Treasury issues were going to fall in price and increase in yield, we trimmed those securities that we felt were most vulnerable to this dynamic. From June 13 to July 31, 2003, the ten-year Treasury declined approximately 11% in price. During the same period, the Portfolio declined just 1% in price, a 1,000 basis point outperformance. This illustrates the benefits of our strategic shift to securities with a very low correlation to Treasury issues.

Also in the past year, we actively participated in the new-issue market to provide additional yield opportunities for the Portfolio. The new-issue calendar was highly active throughout the period. As of September 30, 2003, new issuance totaled $104 billion for the year. In fact, there was more new issuance in the first half of 2003 than in all of 2002. Our participation in the new-issue calendar ultimately provided a boost to performance during the year.

We will continue to carefully review the new-issue calendar, although we expect to participate on an increasingly selective basis. We believe the calendar will continue to be heavy through year-end as investment bankers and their clients move to take advantage of market receptiveness to new financings and the surge of funds committed to high yield investing, both domestic and international. We project new issuance to exceed $135 billion in 2003.


How would you characterize the Portfolio's position at the close of the period?

The lower-quality sector of the high yield market has rallied sharply since the beginning of the year, and accordingly, it is increasingly difficult to find values compared to earlier in the year. Nevertheless, we believe there is modest appreciation potential left in the high yield market and that there are pockets of value to be found. As measured by Moody's, the default rate by high yield corporate borrowers declined in September to 5.7%. This compared to default rate of 8.5% at year-end 2002. The declining trend is projected to continue and, we believe, is encouraging investment demand for the product sector.

Our strategy is to continue repositioning the Portfolio, focusing on the B-rated sector and liquidity. With comparable-maturity Treasury issues expected to increase in yield, market appreciation will result from further spread compression. We plan to concentrate on the portion of the market that we believe will be less susceptible to price/yield pressure from Treasury and high-grade issues. We believe interest rates are likely to rise in the next few months, and we expect to see another 50 - 100 basis points of compression between the high yield market and Treasury issues. Thus, on balance, we believe the high yield market can hold its own and earn its coupon, currently around 8%.

At September 30, 2003, the Portfolio's net asset value was at its high for the year. On balance, we believe the economy will continue to strengthen, thereby supporting the fundamental improvement of high yield issuers. We see continued demand in the high yield sector, as we believe investors are being compensated for taking on the additional risk of moving down the credit spectrum. With that in mind, we would anticipate a strong relative return from the high yield sector over the next several months.


B. Daniel Evans
Vice President and Portfolio Manager


October 6, 2003



MERRILL LYNCH BOND FUND, INC., HIGH INCOME PORTFOLIO
SEPTEMBER 30, 2003



Portfolio Information (unaudited)
                                                                                                                 Percent of
As of September 30, 2003                                                                                         Net Assets
Ten Largest Corporate Holdings

         Star Gas Partners, LP     Star Gas distributes home heating oil and propane to customers in the Northeast and Mid-Atlantic regions of the United States. Cash flow is a function of heating oil and propane sales volumes, which are dependent on winter weather.
                                   Star Gas has used both equity and debt to finance the acquisition of smaller
                                   competitors to fuel growth.                                                         1.8%

         Primedia, Inc.*           Primedia, a media company, provides specialized information in the consumer, business-to-business and education markets. The company's products include specialty magazines, technical and trade magazines, information products, supplemental education materials and vocational networks. Operating results continue to improve and the company has made significant progress in reducing
                                   debt via asset sales.                                                               1.8

         Orion Refining            Orion Refining has sold its only asset--the Norco, Louisiana oil refinery--to
                                   Valero Energy for formerly TransAmerica approximately $500 million. While
                                   Orion's total debt was more than $1 billion, we expect that Refining Corporation)
                                   the first lien on certain assets of Orion securing our bond will provide for
                                   recovery of a significant portion of the principal bond amount.                     1.6

         El Paso Corporation       El Paso has been successful up to this point in meeting asset sales goals that allow for significant debt maturities to be addressed. El Paso recently hired a new CEO and is expected to outline a formal plan to reduce debt and eliminate
                                   concerns over the company's liquidity and cash flow situation.                      1.6

         Asia Pulp & Paper Group   APP is the largest vertically integrated pulp and paper producer in non-Japan
                                   Asia and one of the APP)*top-ten paper producers in the world. The company is headquartered in Singapore and owned by the Sinar Mas Group. After excessive expansion the 1990s, largely financed with debt, a deteriorating operating environment and an unfavorable debt maturity profile forced the company to
                                   begin restructuring more than $13 billion of debt in March 2001.                    1.5

         Qwest Communications      Qwest Communications is the incumbent telecommunications provider in the
         International Inc.*       Western United States, having acquired U.S. West in the late 1990s. The company has renewed its operations and balance sheet after heavy acquisitions, unfulfilled growth strategies and accounting irregularities from previous management that left the company in a tight liquidity crunch. New management
                                   has returned leverage to acceptable levels, and asset values support the credit.    1.5

         Columbia HCA Healthcare   HCA is the largest for-profit hospital company in the United States. It owns
         Corp.*                    and operates 179 acute care hospitals located primarily in urban and suburban markets. For the 12 months ended September 30, 2003, HCA generated revenue of
                                   $21 billion and EBITDA (earnings before interest, taxes, depreciation and
                                   amortization) of $3.8 billion.                                                      1.5

         Allied Waste              Allied Waste is the second-largest non-hazardous solid waste management
         Industries, Inc.*         company in the United States. Through the ownership of quality assets, including collection vehicles, transfer stations and landfills, the company is able to control the majority of its waste flow from collection to the landfill. This is an important competitive advantage and enables Allied Waste
                                   to maintain one of the highest operating profit margins in the industry.            1.3

         Adelphia Communications   Adelphia Communications is the fifth-largest cable operator in the United
         Corporation & Affiliates  States, with more than five million subscribers. The company filed for bankruptcy in 2002 after massive fraud and self-dealing from the controlling shareholders (Rigas family). Since then, the new management has guided a
                                   turnaround expected to emerge in early 2004.                                        1.3

         NTL Incorporated          After exiting Chapter 11, NTL's securities have rallied sharply as senior management was replaced and the new management team announced plans to reduce
                                   debt by more than $1 billion through a rights offering.                             1.3

*Includes combined holdings and/or affiliates.



MERRILL LYNCH BOND FUND, INC., HIGH INCOME PORTFOLIO
SEPTEMBER 30, 2003



Portfolio Information (unaudited)(concluded)


As of September 30, 2003


Quality Ratings* by                     Percent of
Standard & Poor's/Moody's              Market Value

BBB/Baa                                      5%
BB/Ba                                       24
B/B                                         44
CCC/Caa or lower                            18
NR (Not Rated)                               9

*In cases where bonds are rated differently by Standard & Poor's
Corporation and Moody's Investors Service, Inc., bonds are categorized to the higher of the two ratings.



                                        Percent of
Five Largest Industries*                Net Assets

Energy--Other                              10.0%
Chemicals                                   9.3
Paper                                       5.9
Utility                                     5.3
Gaming                                      4.5

*For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.


                                        Percent of
Five Largest Foreign Countries++        Net Assets

Norway                                      1.1%
Ireland                                     1.1
France                                      1.0
Luxembourg                                  1.0
Bermuda                                     1.0

++All holdings are denominated in U.S. dollars.



MERRILL LYNCH BOND FUND, INC., HIGH INCOME PORTFOLIO
SEPTEMBER 30, 2003



Performance Data


About Fund Performance


Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.
Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

* Effective December 1, 2002, Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These classes of shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH BOND FUND, INC., HIGH INCOME PORTFOLIO
SEPTEMBER 30, 2003



Performance Data (continued)

Recent Performance Results
                                                                         Ten-Year/
                                          6-Month        12-Month     Since Inception    Standardized
As of September 30, 2003                Total Return   Total Return     Total Return     30-day Yield
High Income Portfolio Class A Shares*      +15.15%        +32.13%          +60.69%          7.28%
High Income Portfolio Class B Shares*      +14.85         +31.45           +56.99           7.07
High Income Portfolio Class C Shares*      +14.83         +31.38           +52.78           7.02
High Income  Portfolio Class I Shares*     +15.27         +32.42           +69.35           7.51
CSFB High Yield Index**                    +13.08         +28.04       +99.54/+92.77         --
Merrill Lynch High Yield Master Index**    +12.45         +28.14       +96.44/+93.13         --
Ten-Year U.S. Treasury Securities***       + 1.57         + 3.09       +83.30/+86.10         --

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's ten year/since inception periods are for ten years for Class
B & Class I Shares and from 10/21/94 for Class A & Class C Shares.

**These unmanaged market-weighted indexes mirror the high-yield debt market of securities rated BBB or lower. Ten-year/since inception total returns for CSFB High Yield Index are for ten years and from 10/31/94, respectively. Ten-year/since inception total returns for Merrill Lynch High Yield Master Index are for ten years and from 10/21/94, respectively.

***Ten-year/since inception total returns are for ten years and from 10/31/94, respectively.



MERRILL LYNCH BOND FUND, INC., HIGH INCOME PORTFOLIO
SEPTEMBER 30, 2003



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class A & Class C Shares

A line graph illustrating the growth of a $10,000 investment in ML Bond Fund, Inc.'s High Income Portfolio++ Class A and Class C Shares* compared to a similar investment in Credit Suisse First Boston High Yield Index++++. Values illustrated are as follows:


ML Bond Fund, Inc.'s High Income Portfolio++
Class A Shares*


Date                       Value

10/21/1994**             $ 9,600.00
September 1995           $10,881.00
September 1996           $12,170.00
September 1997           $13,909.00
September 1998           $13,030.00
September 1999           $13,765.00
September 2000           $14,066.00
September 2001           $12,367.00
September 2002           $11,674.00
September 2003           $15,427.00


ML Bond Fund, Inc.'s High Income Portfolio++
Class C Shares*

Date                       Value

10/21/1994**             $10,000.00
September 1995           $11,289.00
September 1996           $12,539.00
September 1997           $14,252.00
September 1998           $13,294.00
September 1999           $13,966.00
September 2000           $14,170.00
September 2001           $12,388.00
September 2002           $11,627.00
September 2003           $15,278.00


Credit Suisse First Boston High Yield Index++++

Date                       Value

10/31/1994**             $10,000.00
September 1995           $11,397.00
September 1996           $12,624.00
September 1997           $14,609.00
September 1998           $14,533.00
September 1999           $15,107.00
September 2000           $15,397.00
September 2001           $14,639.00
September 2002           $15,056.00
September 2003           $19,278.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++The Portfolio invests principally in fixed income securities which are rated in the lower rating categories of the established rating services, or in unrated securities of comparable quality.

++++This unmanaged market-weighted Index, which mirrors the high-yield debt market, is comprised of 423 securities rated BBB or below. The starting date for the Index in the Class A & Class C
Shares' graph is from 10/31/94.

Past performance is not predictive of future performance.



Average Annual Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 9/30/03                  +32.13%          +26.84%
Five Years Ended 9/30/03                + 3.43           + 2.59
Inception (10/21/94)
through 9/30/03                         + 5.45           + 4.97

*Maximum sales charge is 4%.

**Assuming maximum sales charge.



                                      % Return           % Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 9/30/03                  +31.38%          +30.38%
Five Years Ended 9/30/03                + 2.82           + 2.82
Inception (10/21/94)
through 9/30/03                         + 4.85           + 4.85

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH BOND FUND, INC., HIGH INCOME PORTFOLIO
SEPTEMBER 30, 2003



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class B & Class I Shares

A line graph illustrating the growth of a $10,000 investment in ML Bond Fund, Inc.'s High Income Portfolio++ Class B and Class I Shares* compared to a similar investment in Credit Suisse First Boston High Yield Index++++. Values illustrated are as follows:


ML Bond Fund, Inc.'s High Income Portfolio++
Class B Shares*

Date                       Value

9/30/1993**              $10,000.00
September 1994           $10,266.00
September 1995           $11,537.00
September 1996           $12,822.00
September 1997           $14,599.00
September 1998           $13,606.00
September 1999           $14,300.00
September 2000           $14,538.00
September 2001           $12,717.00
September 2002           $11,942.00
September 2003           $15,699.00


ML Bond Fund, Inc.'s High Income Portfolio++
Class I Shares*

Date                       Value

9/30/1993**              $ 9,600.00
September 1994           $ 9,929.00
September 1995           $11,244.00
September 1996           $12,591.00
September 1997           $14,426.00
September 1998           $13,564.00
September 1999           $14,364.00
September 2000           $14,691.00
September 2001           $12,944.00
September 2002           $12,276.00
September 2003           $16,258.00


Credit Suisse First Boston High Yield Index++++

Date                       Value

9/30/1993**              $10,000.00
September 1994           $10,344.00
September 1995           $11,798.00
September 1996           $13,068.00
September 1997           $15,122.00
September 1998           $15,044.00
September 1999           $15,638.00
September 2000           $15,938.00
September 2001           $15,154.00
September 2002           $15,586.00
September 2003           $19,956.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++The Portfolio invests principally in fixed income securities which are rated in the lower rating categories of the established rating services, or in unrated securities of comparable quality.

++++This unmanaged market-weighted Index, which mirrors the high-yield debt market, is comprised of 423 securities rated BBB or below.

Past performance is not predictive of future performance.



Average Annual Total Return


                                      % Return          % Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 9/30/03                   31.45%           27.45%
Five Years Ended 9/30/03                  2.90             2.65
Ten Years Ended 9/30/03                   4.61             4.61

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 9/30/03                  +32.42%          +27.13%
Five Years Ended 9/30/03                + 3.69           + 2.84
Ten Years Ended 9/30/03                 + 5.41           + 4.98

*Maximum sales charge is 4%.

**Assuming maximum sales charge.



MERRILL LYNCH BOND FUND, INC., HIGH INCOME PORTFOLIO
SEPTEMBER 30, 2003



Schedule of Investments
                S&P          Moody's      Face                                                                   Value
Industries**    Ratings+++   Ratings+++  Amount   Corporate Bonds                                          (in U.S. dollars)
Aerospace &        B+         B1    $ 1,000,000   Esterline Technologies, 7.75% due 6/15/2013 (f)            $    1,060,000
Defense--1.6%      CCC+       Caa2   12,575,000   Hexcel Corporation, 9.75% due 1/15/2009                        13,109,438
                   BB-        Ba3     4,000,000   L-3 Communications Corporation, 6.125% due 7/15/2013            3,960,000
                   NR*        NR*     9,700,000   Orbital Sciences Corporation, 9% due 7/15/2011 (f)             10,039,500
                   B-         B3      2,425,000   TD Funding Corporation, 8.375% due 7/15/2011 (f)                2,606,875
                                                                                                             --------------
                                                                                                                 30,775,813

Airlines--2.0%     BB         B1     20,000,000   American Airlines, 7.80% due 10/01/2006                        14,739,924
                   B-         B3     14,375,000   Evergreen International Aviation, 12% due 5/15/2010 (f)        13,081,250
                                                  ++Piedmont Aviation, Inc.:
                   D          Ca      1,500,000       Series H, 10% due 11/08/2012                                        0
                   NR*        NR*     1,304,000       Series J, 10.05% due 5/13/2005                                      0
                   D          NR*     1,116,000       Series J, 10.10% due 5/13/2007                                      0
                   D          NR*     3,767,000       Series J, 10.10% due 5/13/2009                                      0
                   D          NR*     2,710,000       Series J, 10.15% due 5/13/2011                                      0
                   NR*        NR*     2,226,000       Series K, 10% due 5/13/2004                                         0
                   NR*        NR*     2,666,000       Series K, 10.10% due 5/13/2008                                      0
                   NR*        NR*     2,550,000       Series K, 10.15% due 5/13/2010                                      0
                                                  ++USAir Inc.:
                   NR*        NR*     1,092,000       Series 88F, 10.70% due 1/01/2003                              240,240
                   NR*        NR*     1,092,000       Series 88G, 10.70% due 1/01/2003                              240,240
                   NR*        NR*     1,092,000       Series 88H, 10.70% due 1/01/2003                              240,240
                   NR*        NR*     1,092,000       Series 88I, 10.70% due 1/01/2003                              240,240
                   D          Caa3    2,582,229       Series 89A1, 9.33% due 1/01/2006++++++                        723,024
                   NR*        Ca     23,626,500       Series 93A3, 10.375% due 3/01/2013                          8,033,010
                   D          Caa3    1,432,000       Series A, 10.70% due 1/15/2007                                315,040
                   D          Caa3    1,815,000       Series C, 10.70% due 1/15/2007                                399,300
                   D          Caa3    1,107,000       Series E, 10.70% due 1/15/2007                                243,540
                   NR*        NR*     1,985,000       Series E, 10.30% due 3/28/2007                                      0
                   NR*        Ca      1,950,000       Series F, 10.35% due 3/28/2011                                      0
                                                                                                             --------------
                                                                                                                 38,496,048

Automotive--1.3%   NR*        NR*     2,480,715   ++Federal-Mogul Corporation, 7.375% due 1/15/2006                 384,511
                                                  General Motors Corp.:
                   BBB        Baa1    2,125,000       7.125% due 7/15/2013                                        2,229,068
                   BBB        Baa1    3,850,000       8.25% due 7/15/2023                                         4,026,241
                   B          Caa1   13,100,000   Metaldyne Corporation, 11% due 6/15/2012                       11,724,500
                   CCC+       B2      2,475,000   Tenneco Automotive Inc., 10.25% due 7/15/2013 (f)               2,685,375
                                                  ++Venture Holdings Trust:
                   NR*        NR*    20,000,000       11% due 6/01/2007                                           3,800,000
                   NR*        NR*     8,000,000       12% due 6/01/2009                                              50,000
                                                                                                             --------------
                                                                                                                 24,899,695

Broadcasting--0.8%  B-        B3      1,875,000   Entravision Communications Corporation, 8.125%
                                                  due 3/15/2009                                                   1,964,062
                   D          Ca      9,000,000   ++Globo Comunicacoes e Participacoes, Ltd., 10.50%
                                                  due 12/20/2006 (f)                                              3,510,000
                   B-         B3      8,000,000   Nextmedia Operating Inc., 10.75% due 7/01/2011                  8,960,000
                                                                                                             --------------
                                                                                                                 14,434,062



MERRILL LYNCH BOND FUND, INC., HIGH INCOME PORTFOLIO
SEPTEMBER 30, 2003



Schedule of Investments (continued)
                S&P          Moody's      Face                                                                   Value
Industries**    Ratings+++   Ratings+++  Amount   Corporate Bonds                                          (in U.S. dollars)
Cable--            NR*        Ca    $13,000,000   ++Cable Satisfaction International, 12.75% due 3/01/2010   $    1,966,250
International--    C          Caa2   23,175,000   Comcast UK Cable Partners Ltd., 11.20% due 11/15/2007          23,203,969
1.8%               D          Ca     20,000,000   ++TeleWest Communications PLC, 11% due 10/01/2007               9,750,000
                                                                                                             --------------
                                                                                                                 34,920,219

Cable--U.S.--3.3%                                 ++Adelphia Communications Corporation:
                   NR*        NR*     3,225,000       9.25% (c)                                                   2,225,250
                   NR*        NR*     5,000,000       7.875% due 5/01/2009                                        3,412,500
                   NR*        NR*     5,675,000       9.375% due 11/15/2009                                       4,057,625
                   NR*        NR*       750,000       10.875% due 10/01/2010                                        525,000
                   NR*        NR*     1,975,000       10.25% due 6/15/2011                                        1,412,125
                   BB-        B1      5,500,000   CSC Holdings Inc., 7.625% due 4/01/2011                         5,486,250
                   NR*        NR*    18,600,000   ++Century Communications Corporation, 9.50% due 3/01/2005      13,020,000
                                                  Charter Communications Holdings:
                   CCC-       Ca      2,168,000       8.625% due 4/01/2009                                        1,658,520
                   CCC-       Ca      9,650,000       10.75% due 10/01/2009                                       7,888,875
                   B-         Caa1    7,850,000   Insight Communications, 13.48% due 2/15/2011 (e)                5,750,125
                   B+         B2      8,350,000   Insight Midwest, 9.75% due 10/01/2009                           8,412,625
                   B-         Ba3     8,000,000   Panamsat Corporation, 8.50% due 2/01/2012                       8,380,000
                                                                                                             --------------
                                                                                                                 62,228,895

Chemicals--9.3%    CCC+       NR*    23,375,000   HMP Equity Holdings Corporation, 15.212% due
                                                  5/15/2008 (e)(g)                                               11,336,875
                   CCC+       Caa1    2,000,000   Huntsman ICI Chemicals, 10.125% due 7/01/2009                   1,900,000
                   B-         B3      3,450,000   Huntsman International LLC, 9.875% due 3/01/2009 (f)            3,622,500
                                                  IMC Global Inc.:
                   B-         B2         78,000       7.625% due 11/01/2005                                          78,780
                   B+         B1     12,750,000       10.875% due 8/01/2013 (f)                                  13,196,250
                   BB-        B2     14,625,000   ISP ChemCo., 10.25% due 7/01/2011                              16,306,875
                   B          B2      2,775,000   Koppers Industries Inc., 9.875% due 10/15/2013 (f)              2,775,000
                   BB-        Ba3    20,000,000   MacDermid, Inc., 9.125% due 7/15/2011                          22,100,000
                   BB-        Ba3    18,000,000   Millennium America Inc., 9.25% due 6/15/2008                   18,675,000
                   NR*        NR*     8,520,000   Noveon International Inc., 13% due 8/31/2011++++                8,775,600
                   BB-        B2     13,500,000   Omnova Solutions Inc., 11.25% due 6/01/2010                    14,310,000
                   BB-        B2     17,800,000   Polyone Corporation, 10.625% due 5/15/2010                     15,041,000
                   B-         Caa1   17,337,000   Resolution Performance, 13.50% due 11/15/2010                  15,516,615
                   B-         B3      7,750,000   Rockwood Specialties Corporation, 10.625% due 5/15/2011 (f)     8,253,750
                   B-         NR*    12,675,000   Salt Holdings Corporation Inc., 12% due 6/01/2013 (e)(f)        7,605,000
                   B-         Caa1    8,700,000   Terra Capital Inc., 11.50% due 6/01/2010                        8,004,000
                   B+         Ba3     9,400,000   WestLake Chemical Corporation, 8.75% due 7/15/2011 (f)          9,752,500
                                                                                                             --------------
                                                                                                                177,249,745

Consumer           BB+        Ba3     8,425,000   American Greetings, 11.75% due 7/15/2008                        9,604,500
Products--2.1%     NR*        NR*    25,000,000   ++Galey & Lord, Inc., 9.125% due 03/01/2008                       187,500
                                                  ++Polysindo International Finance Company BV:
                   NR*        NR*     7,500,000       9.375% (c)                                                    525,000
                   NR*        NR*    49,225,000       11.375% due 6/15/2006                                       2,461,250
                   NR*        NR*    22,350,000       9.375% due 7/30/2007                                        1,117,500
                   B-         B3      2,050,000   Rayovac Corporation, 8.50% due 10/01/2013 (f)                   2,111,500
                   B-         B2      7,075,000   Remington Arms Company, 10.50% due 2/01/2011                    7,251,875
                   BB         B1      3,050,000   Russell Corporation, 9.25% due 5/01/2010                        3,233,000
                   B-         B3      4,600,000   United Industries Corporation, 9.875% due 4/01/2009             4,738,000
                   B-         B2      8,525,000   Universal City Development, 11.75% due 4/01/2010 (f)            9,590,625
                                                                                                             --------------
                                                                                                                 40,820,750



MERRILL LYNCH BOND FUND, INC., HIGH INCOME PORTFOLIO
SEPTEMBER 30, 2003



Schedule of Investments (continued)
                S&P          Moody's      Face                                                                   Value
Industries**    Ratings+++   Ratings+++  Amount   Corporate Bonds                                          (in U.S. dollars)
Diversified        B          Caa1  $23,000,000   Houghton Mifflin Company, 11.50% due 10/15/2013 (e)(f)     $   13,100,800
Media--1.5%        B          B2      6,075,000   PEI Holdings Inc., 11% due 3/15/2010                            6,712,875
                   BBB-       Baa2    9,200,000   World Color Press Inc., 7.75% due 2/15/2009                     9,712,964
                                                                                                             --------------
                                                                                                                 29,526,639

Energy--           B          B2      6,675,000   Encore Acquisition Company, 8.375% due 6/15/2012                7,008,750
Exploration &      NR*        Ba2    10,000,000   Petrobras International Finance, 9.125% due 7/02/2013          10,200,000
Production--1.2%   B          B2      6,250,000   Plains E&P Company, 8.75% due 7/01/2012                         6,687,500
                                                                                                             --------------
                                                                                                                 23,896,250

Energy--Other--    BB         Ba3    12,150,000   Citgo Petroleum Corporation, 11.375% due 2/01/2011 (f)         13,729,500
10.0%              B          Caa1    2,450,000   Coastal Corporation, 7.75% due 6/15/2010                        2,033,500
                   B          Caa1    3,600,000   El Paso Corporation, 7% due 5/15/2011                           2,970,000
                   B          Caa1    7,700,000   El Paso Energy Corporation, 6.75% due 5/15/2009                 6,429,500
                   B+         B2     11,000,000   El Paso Production Holdings, 7.75% due 6/01/2013 (f)           10,450,000
                   CCC-       Caa3   25,000,000   Energy Corp. of America, 9.50% due 5/15/2007                   18,000,000
                                                  Giant Industries, Inc.:
                   B-         B3      5,700,000       9% due 9/01/2007                                            5,529,000
                   B-         B3      3,250,000       11% due 5/15/2012                                           3,201,250
                   CCC        B3     22,500,000   Ocean Rig Norway AS, 10.25% due 6/01/2008                      20,025,000
                   NR*        NR*    36,000,000   ++Orion Refining Corp., 13% due 12/15/2003                     28,800,000
                                                  Parker Drilling Company:
                   B-         B2      3,700,000       9.75% due 11/15/2006                                        3,783,250
                   B-         B2      6,825,000       10.125% due 11/15/2009                                      7,029,750
                                                  Pecom Energia SA:
                   NR*        NR*     2,500,000       8.125% due 7/15/2010                                        2,350,000
                   B-         Caa1    2,500,000       8.125% due 7/15/2010 (f)                                    2,356,250
                   BB-        Ba3     3,600,000   Premcor Refining Group, 7.50% due 6/15/2015                     3,591,000
                   B          B3     25,350,000   Star Gas Partners, LP, 10.25% due 2/15/2013                    26,997,750
                   NR*        NR*     6,669,231   Star Gas Propane, LP, 8.04% due 9/15/2009 (f)                   6,569,192
                   CCC+       Caa1   18,391,000   Trico Marine Services, 8.875% due 5/15/2012                    13,425,430
                   B-         Caa1   17,500,000   United Refining Co., 10.75% due 6/15/2007                      14,175,000
                                                                                                             --------------
                                                                                                                191,445,372

Financial--1.9%    BB         B1     14,700,000   Crum & Forster Holding Corp., 10.375% due 6/15/2013 (f)        15,986,250
                   BBB-       Ba1    10,000,000   Leucadia National Corporation, 7% due 8/15/2013 (f)             9,900,000
                   NR*        NR*    10,000,000   Trac-x Em Limited, 6.50% due 12/20/2008 (f)                     9,955,000
                                                                                                             --------------
                                                                                                                 35,841,250

Food/Tobacco--     B          B3      5,725,000   American Seafood Group LLC, 10.125% due 4/15/2010               6,698,250
3.7%                                              Commonwealth Brands, Inc. (f):
                   NR*        NR*    11,000,000       9.75% due 4/15/2008                                        11,825,000
                   B-         B3     14,000,000       10.625% due 9/01/2008                                      14,980,000
                   NR*        NR*    20,000,000   ++DGS International Finance Company BV, 10% due
                                                  6/01/2007 (f)                                                     500,000
                   CCC+       B2      5,825,000   Doane Pet Care Company, 10.75% due 3/01/2010                    6,407,500
                                                  Dole Foods Company:
                   BB-        B2      7,350,000       7.25% due 6/15/2010 (f)                                     7,386,750
                   BB-        B2      9,125,000       8.875% due 3/15/2011                                        9,718,125
                                                  Smithfield Foods Inc.:
                   NR*        Ba2     2,000,000       8% due 10/15/2009                                           2,180,000
                   BB         Ba2    11,000,000       7.75% due 5/15/2013 (f)                                    11,797,500
                                                                                                             --------------
                                                                                                                 71,493,125



MERRILL LYNCH BOND FUND, INC., HIGH INCOME PORTFOLIO
SEPTEMBER 30, 2003



Schedule of Investments (continued)
                S&P          Moody's      Face                                                                   Value
Industries**    Ratings+++   Ratings+++  Amount   Corporate Bonds                                          (in U.S. dollars)
Gaming--4.5%       B          B2    $ 8,800,000   Majestic Star Casino LLC, 9.50% due 10/15/2010 (f)         $    9,042,000
                   BB-        Ba3    12,000,000   Mandalay Resort Group, 10.25% due 8/01/2007                    13,800,000
                   B          B2      5,350,000   Resorts International Hotel/Casino, 11.50% due 3/15/2009        5,303,188
                   B+         B2     12,250,000   Sun International Hotels, 8.875% due 8/15/2011                 13,275,938
                   B-         B3     20,975,000   Trump Holdings and Funding, 11.625% due 3/15/2010              18,746,406
                   B-         B3     16,350,000   Venetian Casino/LV Sands, 11% due 6/15/2010                    18,639,000
                   CCC+       B3      5,650,000   Wynn Las Vegas LLC, 12% due 11/01/2010                          6,441,000
                                                                                                             --------------
                                                                                                                 85,247,532

Government--       B+         B2      6,000,000   Banco Nacional de Desenvolvimiento Economico e Social,
Foreign--0.9%                                     8.754% due 6/16/2008 (a)(g)                                     5,887,500
                   NR*        NR*     6,157,050   Republic of Brazil, 8% due 4/15/2014                            5,621,387
                   B          B1      5,000,000   Republic of Turkey, 9.50% due 1/15/2014                         5,087,500
                                                                                                             --------------
                                                                                                                 16,596,387

Health Care--3.1%  B+         B3      5,300,000   Alpharma Inc., 8.625% due 5/01/2011 (f)                         5,326,500
                                                  Columbia/HCA Healthcare Corp.:
                   BBB-       Ba1    14,150,000       8.70% due 2/10/2010                                        16,058,142
                   BBB-       Ba1    10,000,000       8.36% due 4/15/2024                                        11,001,680
                   BB-        Ba2    16,869,000   Fresenius Medical Capital Trust II, 7.875% due
                                                  2/01/2008                                                      17,543,760
                   B          NR*     4,775,000   ICN Pharmaceuticals Inc., 6.50% due 7/15/2008
                                                  (Convertible)                                                   4,530,281
                   BB-        Ba3     4,000,000   Ventas Realty LP, 9% due 5/01/2012                              4,440,000
                                                                                                             --------------
                                                                                                                 58,900,363

Housing--1.3%      B          B2      4,750,000   Building Materials Corporation, 8.625% due 12/15/2006           4,785,625
                   BB-        Ba3    10,500,000   Forest City Enterprises Inc., 7.625% due 6/01/2015             10,920,000
                   BB-        B1      9,500,000   Texas Industries Inc., 10.25% due 6/15/2011 (f)                10,402,500
                                                                                                             --------------
                                                                                                                 26,108,125

Leisure--3.4%      B+         Ba3    20,000,000   HMH Properties, Inc., 7.875% due 8/01/2008                     20,550,000
                   BBB-       Ba1     8,000,000   Hilton Hotels Corporation, 8.25% due 2/15/2011                  8,940,000
                   B+         B1      5,000,000   Intrawest Corporation, 10.50% due 2/01/2010                     5,518,750
                   B          B2      6,800,000   John Q. Hammons Hotels, 8.875% due 5/15/2012                    7,361,000
                                                  Meristar Hospitality Corp.:
                   CCC+       B2      5,775,000       9% due 1/15/2008                                            6,049,313
                   CCC+       B2      5,525,000       10.50% due 6/15/2009                                        5,967,000
                   B          B2     10,000,000   Vail Resorts Inc., 8.75% due 5/15/2009                         10,512,500
                                                                                                             --------------
                                                                                                                 64,898,563

Manufacturing--    NR*        NR*    10,750,000   AquaChem Inc., 11.25% due 7/01/2008                             8,815,000
3.9%               BB-        Ba3    13,625,000   Case New Holland Inc., 9.25% due 8/01/2011 (f)                 14,646,875
                   B-         B3      6,150,000   Columbus McKinnon Corporation, 10% due 8/01/2010 (f)            6,472,875
                   B-         B3     10,875,000   Eagle-Picher, Inc., 9.75% due 9/01/2013 (f)                    11,418,750
                   B-         B3      4,200,000   FastenTech Inc., 11.50% due 5/01/2011 (f)                       4,389,000
                                                  International Wire Group, Inc.:
                   CCC-       Ca      6,075,000       11.75% due 6/01/2005                                        3,584,250
                   CCC-       Ca     11,800,000       Series B, 11.75% due 6/01/2005                              6,962,000
                   B-         B3      2,150,000   Rexnord Corporation, 10.125% due 12/15/2012                     2,386,500
                   CCC+       B3      7,100,000   Trench Electric SA and Trench Inc., 10.25% due 12/15/2007       7,224,250
                   B          B3      5,250,000   Trimas Corporation, 9.875% due 6/15/2012                        5,328,750
                   BBB-       Ba2     3,400,000   Tyco International Group SA, 2.75% due 1/15/2018
                                                  (Convertible) (f)                                               3,727,250
                                                                                                             --------------
                                                                                                                 74,955,500



MERRILL LYNCH BOND FUND, INC., HIGH INCOME PORTFOLIO
SEPTEMBER 30, 2003



Schedule of Investments (continued)
                S&P          Moody's      Face                                                                   Value
Industries**    Ratings+++   Ratings+++  Amount   Corporate Bonds                                          (in U.S. dollars)
Metal--Other--0.9% B-         B2    $ 9,800,000   Freeport-McMoran Copper and Gold, 10.125% due 2/01/2010    $   10,951,500
                   NR*        NR*    30,000,000   ++Kaiser Aluminum & Chemical Corp., 12.75% (c)                  2,400,000
                   NR*        NR*    17,000,000   ++Ormet Corporation, 11% due 8/15/2008 (f)                      3,910,000
                                                                                                             --------------
                                                                                                                 17,261,500

Packaging--4.3%                                   Anchor Glass Container:
                   B+         B2      6,400,000       11% due 2/15/2013                                           7,168,000
                   B+         B2      2,000,000       11% due 2/15/2013 (f)                                       2,240,000
                                                  Crown Euro Holdings SA (f):
                   B+         B1      6,825,000       9.50% due 3/01/2011                                         7,336,875
                   B          B2      7,600,000       10.875% due 3/01/2013                                       8,379,000
                   CCC+       Caa1    8,450,000   Graham Packaging Company, 8.75% due 1/15/2008 (f)               8,640,125
                   BB         B1      6,150,000   Owens-Brockway Glass Container, 8.875% due 2/15/2009            6,549,750
                   B+         B3     13,850,000   Owens-Illinois Inc., 7.15% due 5/15/2005                       14,161,625
                                                  Pliant Corporation:
                   B-         B3      8,125,000       11.125% due 9/01/2009 (f)                                   8,734,375
                   B-         Caa1   10,975,000       13% due 6/01/2010                                          10,206,750
                   B          B2      7,040,000   Portola Packaging Inc., 10.75% due 10/01/2005                   7,004,800
                   CCC+       B3      2,500,000   U.S. Can Corporation, 10.875% due 7/15/2010 (f)                 2,531,250
                                                                                                             --------------
                                                                                                                 82,952,550

Paper--5.9%        D          C      21,000,000   ++APP Financial II Mauritius Ltd., 12% (d)                        262,500
                   D          Ca     35,000,000   ++APP International Finance, 11.75% due 10/01/2005             15,225,000
                                                  Ainsworth Lumber Company:
                   B-         B3      9,250,000       12.50% due 7/15/2007++++                                   10,591,250
                   B-         B3      5,000,000       13.875% due 7/15/2007                                       5,725,000
                   B          B3      7,400,000   Dex Media West, 9.875% due 8/15/2013 (f)                        8,362,000
                   D          NR*    42,000,000   ++Doman Industries Limited, 8.75% due 3/15/2004                 6,720,000
                   BB+        Ba2    20,000,000   Georgia-Pacific Corporation, 9.375% due 2/01/2013              22,325,000
                                                  Graphic Packaging International (f):
                   B-         B2      5,350,000       8.50% due 8/15/2011                                         5,791,375
                   B-         B3      2,331,000       9.50% due 8/15/2013                                         2,558,273
                   D          Ca      8,500,000   ++Indah Kiat International Finance, 12.50% due 6/15/2006        3,910,000
                                                  Jefferson Smurfit Corporation:
                   B          B2      2,350,000       8.25% due 10/01/2012                                        2,455,750
                   B          B2      2,200,000       7.50% due 6/01/2013                                         2,233,000
                   B          B2     16,000,000   MDP Acquisitions PLC, 9.625% due 10/01/2012                    17,520,000
                   D          Ca     25,500,000   ++Tjiwi Kimia Finance Mauritius, 10% due 8/01/2004              8,925,000
                                                                                                             --------------
                                                                                                                112,604,148

Service--3.8%                                     Allied Waste North America:
                   BB-        Ba3    20,000,000       7.625% due 1/01/2006                                       20,900,000
                   BB-        Ba3     4,125,000       7.875% due 4/15/2013                                        4,320,937
                   B-         B3      8,000,000   Monitronics International Inc., 11.75% due 9/01/2010 (f)        8,020,000
                   CCC+       Caa3   17,950,000   Protection One Alarm Monitoring, 8.125% due 1/15/2009          13,754,188
                   BB-        Ba2    23,700,000   Shaw Group Inc., 10.75% due 3/15/2010 (f)                      22,633,500
                   B+         B2      2,425,000   Williams Scotsman, Inc., 10% due 8/15/2008 (f)                  2,582,625
                                                                                                             --------------
                                                                                                                 72,211,250

Steel--1.9%        B+         B2     10,000,000   CSN Islands VII Corporation, 10.75% due 9/12/2008 (f)          10,100,000
                   B+         B2     18,316,000   Gerdau Ameristeel Corporation, 10.375% due 7/15/2011 (f)       18,407,580
                   B          B3      4,700,000   UCAR Finance Inc., 10.25% due 2/15/2012                         5,134,750
                                                  Wheeling-Pittsburgh Corporation:
                   NR*        NR*     4,927,567       Series A, 6% due 10/01/2010                                 1,348,921
                   NR*        NR*     2,463,783       Series B, 5% due 10/01/2011                                   415,763
                                                                                                             --------------
                                                                                                                 35,407,014



MERRILL LYNCH BOND FUND, INC., HIGH INCOME PORTFOLIO
SEPTEMBER 30, 2003



Schedule of Investments (continued)
                S&P          Moody's      Face                                                                   Value
Industries**    Ratings+++   Ratings+++  Amount   Corporate Bonds                                          (in U.S. dollars)
Telecommuni-                                      Alaska Communications System Holdings, Inc.:
cations--2.0%      B-         B3    $ 4,000,000       9.375% due 5/15/2009                                   $    3,760,000
                   B-         B2      5,000,000       9.875% due 8/15/2011 (f)                                    5,100,000
                   BB+        B1      2,400,000   Eircom Funding, 8.25% due 8/15/2013 (f)                         2,580,000
                   CCC+       Caa2    2,800,000   Qwest Capital Funding, 5.875% due 8/03/2004                     2,772,000
                   CCC+       NR*    15,300,000   Qwest Services Corporation, 13.50% due 12/15/2010 (f)          17,824,500
                   CCC+       Caa2    6,950,000   US West Capital Funding, 6.25% due 7/15/2005                    6,811,000
                                                                                                             --------------
                                                                                                                 38,847,500

Transportation--   A          Ba3    15,000,000   Airborne Inc., 5.75% due 4/01/2007 (Convertible)               16,125,000
3.8%               B+         B1     14,450,000   General Maritime Corporation, 10% due 3/15/2013                16,147,875
                   B+         B2      8,500,000   Laidlaw International Inc., 10.75% due 6/15/2011(f)             9,116,250
                   BB         Ba3       900,000   Stena AB, 9.625% due 12/01/2012                                   978,750
                   B+         B1     15,000,000   TFM, SA de CV, 11.75% due 6/15/2009                            15,375,000
                   BB-        Ba2    13,375,000   Teekay Shipping Corporation, 8.875% due 7/15/2011              14,779,375
                                                                                                             --------------
                                                                                                                 72,522,250

Utility--5.3%                                     The AES Corporation:
                   B-         B3      3,117,000       9.375% due 9/15/2010                                        3,179,340
                   B-         B3      1,871,000       8.875% due 2/15/2011                                        1,861,645
                   B+         B1      5,000,000   ANR Pipeline Company, 8.875% due 3/15/2010                      5,350,000
                   B+         B3     10,000,000   CMS Energy Corporation, 8.50% due 4/15/2011                    10,175,000
                   CCC+       B1      4,000,000   Calpine Canada Energy Finance, 8.50% due 5/01/2008              2,880,000
                                                  Calpine Corporation:
                   CCC+       B1      2,300,000       4% due 12/26/2006 (Convertible)(f)                          2,107,375
                   CCC+       B1      4,150,000       8.50% due 2/15/2011                                         2,925,750
                   B          NR*     7,000,000       8.75% due 7/15/2013 (f)                                     6,405,000
                   BB         Ba1     9,400,000   ESI Tractebel Acquisition Corp., 7.99% due 12/30/2011           9,341,250
                   B-         Caa2   18,100,000   Mission Energy Holdings, 13.50% due 7/15/2008                  11,946,000
                   NR*        Ba2    10,000,000   Nevada Power Company, 10.875% due 10/15/2009                   10,812,500
                   B+         B1        500,000   Northwest Pipeline Corporation, 8.125% due 3/01/2010              542,500
                                                  Reliant Resources Inc. (f):
                   B          B1      1,250,000       9.25% due 7/15/2010                                         1,131,250
                   B          B1      3,000,000       9.50% due 7/15/2013                                         2,700,000
                   B+         B1      2,025,000   Southern Natural Gas, 8.875% due 3/15/2010                      2,166,750
                   NR*        NR*    12,835,882   Sunflower Electric Power Corp., 8% due 12/31/2016++++++        11,231,397
                                                  The Williams Companies, Inc.:
                   B+         B3      4,450,000       8.625% due 6/01/2010                                        4,728,125
                   B+         B3     11,175,000       7.125% due 9/01/2011                                       11,035,313
                                                                                                             --------------
                                                                                                                100,519,195

Wireless--4.2%     CCC        Caa1   16,600,000   American Tower Corporation, 9.375% due 2/01/2009               16,932,000
                   CCC        B3      3,600,000   American Tower Escrow, 12.25% due 8/01/2008 (e)                 2,394,000
                   CCC        Caa1    5,700,000   Centennial Cell/Communications, 10.125% due
                                                  6/15/2013 (f)                                                   5,871,000
                   CCC+       B3      2,900,000   Dobson Communications Corporation, 8.875% due
                                                  10/01/2013 (f)                                                  2,932,625
                   NR*        Caa1   14,530,000   ++Loral Cyberstar Inc., 10% due 7/15/2006                       8,863,300
                   NR*        B2      6,903,000   Millicom International Cellular, 11% due 6/01/2006              7,058,318
                   CCC+       B3      7,600,000   Mobifon Holdings BV, 12.50% due 7/31/2010 (f)                   8,284,000
                   NR*        NR*    14,530,247   NII Holdings Inc., 19.13% due 11/01/2009 (e)(f)                14,675,549
                   CCC+       B3      4,000,000   Spectrasite Inc., 8.25% due 5/15/2010 (f)                       4,220,000
                   CCC        Caa2    9,450,000   Western Wireless Corporation, 9.25% due 7/15/2013 (f)           9,639,000
                                                                                                             --------------
                                                                                                                 80,869,792

                                                  Total Investments in Corporate Bonds
                                                  (Cost--$1,993,412,760)--89.7%                               1,715,929,532



MERRILL LYNCH BOND FUND, INC., HIGH INCOME PORTFOLIO
SEPTEMBER 30, 2003



Schedule of Investments (continued)
                                         Shares                                                                  Value
Industries**                              Held    Preferred Stocks                                         (in U.S. dollars)
Automotive--0.6%                        440,000   General Motors Corp. (Convertible)                         $   11,858,000

Cable--International--0.0%                  142   NTL Europe, Inc. (NTEU)                                               497

Cable--U.S.--0.0%                         8,000   CSC Holdings Inc.++++                                             836,000

Diversified Media--1.8%                  45,000   Primedia, Inc. (Series D)                                       4,320,000
                                        322,500   Primedia, Inc. (Series H)                                      29,266,875
                                                                                                             --------------
                                                                                                                 33,586,875

                                                  Total Investments in Preferred Stocks
                                                  (Cost--$46,703,979)--2.4%                                      46,281,372


                                                  Common Stocks
Cable--International--0.0%              101,126   ++NTL Europe, Inc.                                                  2,023

Consumer Products--0.1%                 100,508   ++WKI Holding Co. Inc.                                          1,005,080

Energy--Other--0.0%                       3,599   ++Orion Refining                                                        4

Health Care--0.0%                        12,894   ++MEDIQ Incorporated                                                    0

Information Technology--0.1%            232,931   ++Dictaphone Corporation                                        2,445,776
                                     20,500,000   ++Dictaphone Corporation Litigation Trust (Units)                     205
                                                                                                             --------------
                                                                                                                  2,445,981

Manufacturing--0.0%                      47,706   ++Thermadyne Holdings Corporation                                 459,170

Metal--Other--0.4%                    1,200,000   ++Metals USA, Inc.                                              7,560,000

Steel--0.1%                          25,000,000   ++Murrin Murrin LTC                                               271,500
                                        421,034   ++Wheeling-Pittsburgh Corporation                                 789,439
                                                                                                             --------------
                                                                                                                  1,060,939

Wireless--0.1%                           41,188   ++NII Holdings Inc. (Class B)                                   2,458,512

                                                  Total Investments in Common Stocks
                                                  (Cost--$89,229,770)--0.8%                                      14,991,709


                                                  Warrants (b)
Cable--International--0.0%               10,000   Cable Satisfaction International                                      100
                                        117,980   NTL Incorporated                                                  200,566
                                                                                                             --------------
                                                                                                                    200,666

Information Technology--0.0%            210,284   Dictaphone Corporation                                             52,571

Manufacturing--0.0%                      75,456   Thermadyne Holdings Corporation (Series A 2004)                         1
                                         45,652   Thermadyne Holdings Corporation (Series B 2006)                         0
                                                                                                             --------------
                                                                                                                          1

Wireless--0.0%                            3,600   American Tower Corporation                                        441,000
                                         53,472   Comunicacion Celular SA (f)                                            53
                                         15,000   Loral Space & Communications                                          150
                                        143,265   Loral Space & Communications                                        3,080
                                                                                                             --------------
                                                                                                                    444,283

                                                  Total Investments in Warrants (Cost--$2,506,519)--0.0%            697,521



MERRILL LYNCH BOND FUND, INC., HIGH INCOME PORTFOLIO
SEPTEMBER 30, 2003



Schedule of Investments (concluded)

                                     Beneficial                                                                  Value
                                       Interest   Short-Term Securities                                    (in U.S. dollars)
                                   $126,197,353   Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                  Series I (h)                                               $  126,197,353

                                                  Total Investments in Short-Term Securities
                                                  (Cost--$126,197,353)--6.6%                                    126,197,353

                              Total Investments (Cost--$2,258,050,381)--99.5%                                 1,904,097,487
                              Other Assets Less Liabilities--0.5%                                                 9,079,890
                                                                                                             --------------
                              Net Assets--100.0%                                                             $1,913,177,377
                                                                                                             ==============

*Not Rated.

**For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

++Non-income producing security.

++++Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

++++++Subject to principal paydowns.

+++Ratings of issues shown are unaudited.

(a)Floating rate note.

(b)Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(c)Maturity of this security is pending as a result of bankruptcy proceedings.

(d)The security is a perpetual bond and has no definite maturity date.

(e)Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.

(f)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(g)Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was approximately $17,224,000, representing 0.9% of net assets.


                           Acquisition
Issue                         Dates             Cost          Value

Banco Nacional de
   Desenvolvimiento
   Economico e Social,      6/18/2002 -
   8.754% due 6/16/2008       6/21/2002      $ 4,735,927    $ 5,887,500

HMP Equity Holdings
   Corporation, 15.212%     4/30/2003 -
   due 5/15/2008              7/22/2003       11,874,130     11,336,875
                                             -----------    -----------
Total                                        $16,610,057    $17,224,375
                                             ===========    ===========


(h)Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:


                                                Net          Interest
Affiliate                                     Activity        Income

Merrill Lynch Liquidity Series,
   LLC Cash Sweep Series I                  $126,197,353    $1,394,165


See Notes to Financial Statements.



MERRILL LYNCH BOND FUND, INC., HIGH INCOME PORTFOLIO
SEPTEMBER 30, 2003



Statement of Assets and Liabilities

As of September 30, 2003
Assets

               Investments, at value (identified cost--$2,258,050,381)                                      $ 1,904,097,487
               Cash                                                                                               6,168,216
               Receivables:
                 Interest                                                                 $    47,369,626
                 Securities sold                                                               24,620,028
                 Capital shares sold                                                              951,512
                 Dividends                                                                        717,915
                 Paydowns                                                                         347,586        74,006,667
                                                                                          ---------------
               Prepaid registration fees and other assets                                                           237,859
                                                                                                            ---------------
               Total assets                                                                                   1,984,510,229
                                                                                                            ---------------

Liabilities

               Payables:
                 Securities purchased                                                          61,337,913
                 Capital shares redeemed                                                        5,642,424
                 Dividends to shareholders                                                      3,289,895
                 Distributor                                                                      704,422
                 Other affiliates                                                                 184,727
                 Investment adviser                                                                43,823        71,203,204
                                                                                          ---------------
               Accrued expenses and other liabilities                                                               129,648
                                                                                                            ---------------
               Total liabilities                                                                                 71,332,852
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $ 1,913,177,377
                                                                                                            ===============

Net Assets Consist of

               Class A Shares of Common Stock, $.10 par value, 500,000,000 shares
               authorized                                                                                   $     8,361,746
               Class B Shares of Common Stock, $.10 par value, 1,500,000,000 shares
               authorized                                                                                        17,329,420
               Class C Shares of Common Stock, $.10 par value, 200,000,000 shares
               authorized                                                                                         3,607,359
               Class I Shares of Common Stock, $.10 par value, 500,000,000 shares
               authorized                                                                                         9,593,405
               Paid-in capital in excess of par                                                               4,039,686,642
               Undistributed investment income--net                                       $    21,030,203
               Accumulated realized capital losses on investments--net                    (1,832,478,504)
               Unrealized depreciation on investments--net                                  (353,952,894)
                                                                                          ---------------
               Total accumulated losses--net                                                                (2,165,401,195)
                                                                                                            ---------------
               Net Assets                                                                                   $ 1,913,177,377
                                                                                                            ===============

Net Asset Value

               Class A--Based on net assets of $411,466,657 and 83,617,460 shares
               outstanding                                                                                  $          4.92
                                                                                                            ===============
               Class B--Based on net assets of $852,371,516 and 173,294,204 shares
               outstanding                                                                                  $          4.92
                                                                                                            ===============
               Class C--Based on net assets of $177,568,222 and 36,073,588 shares
               outstanding                                                                                  $          4.92
                                                                                                            ===============
               Class I--Based on net assets of $471,770,982 and 95,934,051 shares
               outstanding                                                                                  $          4.92
                                                                                                            ===============

See Notes to Financial Statements.



MERRILL LYNCH BOND FUND, INC., HIGH INCOME PORTFOLIO
SEPTEMBER 30, 2003



Statement of Operations

For the Year Ended September 30, 2003
Investment Income

               Interest                                                                                     $   158,399,830
               Dividends                                                                                          6,762,716
               Other                                                                                              2,371,540
                                                                                                            ---------------
               Total income                                                                                     167,534,086
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $     7,513,931
               Account maintenance and distribution fees--Class B                               6,555,101
               Transfer agent fees--Class B                                                     1,387,451
               Account maintenance and distribution fees--Class C                               1,284,061
               Account maintenance fees--Class A                                                  837,894
               Transfer agent fees--Class I                                                       579,643
               Accounting services                                                                508,368
               Transfer agent fees--Class A                                                       454,420
               Transfer agent fees--Class C                                                       253,433
               Professional fees                                                                  176,412
               Printing and shareholder reports                                                   109,320
               Registration fees                                                                   77,311
               Custodian fees                                                                      73,363
               Directors' fees and expenses                                                        28,797
               Pricing fees                                                                        19,229
               Other                                                                               65,193
                                                                                          ---------------
               Total expenses                                                                                    19,923,927
                                                                                                            ---------------
               Investment income--net                                                                           147,610,159
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments--Net

               Realized loss on investments--net                                                              (548,470,193)
               Change in unrealized depreciation on investments--net                                            895,089,678
                                                                                                            ---------------
               Total realized and unrealized gain on investments--net                                           346,619,485
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $   494,229,644
                                                                                                            ===============

See Notes to Financial Statements.



MERRILL LYNCH BOND FUND, INC., HIGH INCOME PORTFOLIO
SEPTEMBER 30, 2003



Statements of Changes in Net Assets
                                                                                           For the Year Ended September 30,
Increase (Decrease) in Net Assets:                                                              2003                2002
Operations

               Investment income--net                                                     $   147,610,159   $   203,234,836
               Realized loss on investments--net                                            (548,470,193)     (576,110,410)
               Change in unrealized depreciation on investments--net                          895,089,678       274,551,059
                                                                                          ---------------   ---------------
               Net increase (decrease) in net assets resulting from operations                494,229,644      (98,324,515)
                                                                                          ---------------   ---------------

Dividends to Shareholders

               Investment income--net:
                 Class A                                                                     (28,024,688)      (28,412,688)
                 Class B                                                                     (69,802,655)     (113,787,188)
                 Class C                                                                     (12,611,186)      (16,540,592)
                 Class I                                                                     (36,887,404)      (44,055,500)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends to shareholders          (147,325,933)     (202,795,968)
                                                                                          ---------------   ---------------

Capital Share Transactions

               Net decrease in net assets derived from capital share transactions           (126,667,730)     (277,713,470)
                                                                                          ---------------   ---------------

Net Assets

               Total increase (decrease) in net assets                                        220,235,981     (578,833,953)
               Beginning of year                                                            1,692,941,396     2,271,775,349
                                                                                          ---------------   ---------------
               End of year*                                                               $ 1,913,177,377   $ 1,692,941,396
                                                                                          ===============   ===============
                 *Undistributed investment income--net                                    $    21,030,203   $    19,071,937
                                                                                          ===============   ===============

See Notes to Financial Statements.



MERRILL LYNCH BOND FUND, INC., HIGH INCOME PORTFOLIO
SEPTEMBER 30, 2003


Financial Highlights

The following per share data and ratios have been derived                               Class A+++
from information provided in the financial statements.
                                                                             For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                          2003         2002        2001         2000          1999
Per Share Operating Performance

               Net asset value, beginning of year            $     4.05   $     4.74   $     6.04   $     6.59   $     7.05
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                             .38++          .46          .61          .70          .70
               Realized and unrealized gain (loss)
               on investments--net                                  .89        (.69)       (1.30)        (.55)        (.31)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    1.27        (.23)        (.69)          .15          .39
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions:
                 Investment income--net                           (.40)        (.46)        (.61)        (.70)        (.70)
                 Realized gain on investments--net                   --           --           --           --        (.01)
                 In excess of realized gain on
                 investments--net                                    --           --           --           --        (.14)
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions                  (.40)        (.46)        (.61)        (.70)        (.85)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $     4.92   $     4.05   $     4.74   $     6.04   $     6.59
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                32.13%      (5.60%)     (12.10%)        2.22%        5.64%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                            .86%         .86%         .86%         .77%         .76%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                             8.39%        9.93%       11.23%       10.83%       10.15%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $  411,467   $  274,069   $  268,633   $  265,500   $  359,435
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                               106.52%       46.18%       23.24%       14.44%       19.74%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

+++Effective April 14, 2003, Class D Shares were redesignated Class
A Shares.

See Notes to Financial Statements.



MERRILL LYNCH BOND FUND, INC., HIGH INCOME PORTFOLIO
SEPTEMBER 30, 2003


Financial Highlights (continued)

The following per share data and ratios have been derived                                Class B
from information provided in the financial statements.
                                                                             For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                          2003         2002        2001         2000          1999
Per Share Operating Performance

               Net asset value, beginning of year            $     4.05   $     4.74   $     6.04   $     6.59   $     7.05
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                             .36++          .43          .58          .66          .67
               Realized and unrealized gain (loss)
               on investments--net                                  .88        (.69)       (1.30)        (.55)        (.31)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    1.24        (.26)        (.72)          .11          .36
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions:
                 Investment income--net                           (.37)        (.43)        (.58)        (.66)        (.67)
                 Realized gain on investments--net                   --           --           --           --        (.01)
                 In excess of realized gain on
               investments--net                                      --           --           --           --        (.14)
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions                  (.37)        (.43)        (.58)        (.66)        (.82)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $     4.92   $     4.05   $     4.74   $     6.04   $     6.59
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                31.45%      (6.09%)     (12.56%)        1.70%        5.10%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           1.39%        1.39%        1.37%        1.29%        1.28%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                             8.00%        9.52%       10.78%       10.30%        9.66%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $  852,371   $  894,051   $1,387,523   $2,115,413   $3,290,248
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                               106.52%       46.18%       23.24%       14.44%       19.74%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

See Notes to Financial Statements.



MERRILL LYNCH BOND FUND, INC., HIGH INCOME PORTFOLIO
SEPTEMBER 30, 2003


Financial Highlights (continued)

The following per share data and ratios have been derived                                Class C
from information provided in the financial statements.
                                                                             For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                          2003         2002        2001         2000          1999
Per Share Operating Performance

               Net asset value, beginning of year            $     4.05   $     4.74   $     6.04   $     6.60   $     7.06
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                             .35++          .43          .58          .66          .66
               Realized and unrealized gain (loss)
               on investments--net                                  .89        (.69)       (1.30)        (.56)        (.31)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    1.24        (.26)        (.72)          .10          .35
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions:
                 Investment income--net                           (.37)        (.43)        (.58)        (.66)        (.66)
                 Realized gain on investments--net                   --           --           --           --        (.01)
                 In excess of realized gain on
                 investments--net                                    --           --           --           --        (.14)
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions                  (.37)        (.43)        (.58)        (.66)        (.81)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $     4.92   $     4.05   $     4.74   $     6.04   $     6.60
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                31.38%      (6.14%)     (12.60%)        1.49%        5.06%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           1.44%        1.44%        1.43%        1.34%        1.33%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                             7.88%        9.37%       10.69%       10.25%        9.62%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $  177,568   $  147,198   $  177,236   $  227,274   $  361,606
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                               106.52%       46.18%       23.24%       14.44%       19.74%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

See Notes to Financial Statements.



MERRILL LYNCH BOND FUND, INC., HIGH INCOME PORTFOLIO
SEPTEMBER 30, 2003


Financial Highlights (concluded)

The following per share data and ratios have been derived                               Class I+++
from information provided in the financial statements.
                                                                             For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                          2003         2002        2001         2000          1999
Per Share Operating Performance

               Net asset value, beginning of year            $     4.05   $     4.73   $     6.03   $     6.59   $     7.05
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                             .39++          .47          .62          .71          .72
               Realized and unrealized gain (loss)
               on investments--net                                  .89        (.68)       (1.30)        (.56)        (.31)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    1.28        (.21)        (.68)          .15          .41
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions:
                 Investment income--net                           (.41)        (.47)        (.62)        (.71)        (.72)
                 Realized gain on investments--net                   --           --           --           --        (.01)
                 In excess of realized gain on
                 investments--net                                    --           --           --           --        (.14)
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions                  (.41)        (.47)        (.62)        (.71)        (.87)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $     4.92   $     4.05   $     4.73   $     6.03   $     6.59
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                32.42%      (5.16%)     (11.92%)        2.31%        5.90%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                            .61%         .62%         .61%         .52%         .51%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                             8.69%       10.21%       11.52%       11.07%       10.40%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $  471,771   $  377,623   $  438,383   $  545,425   $  807,942
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                               106.52%       46.18%       23.24%       14.44%       19.74%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

+++Effective April 14, 2003, Class A Shares were redesignated Class
I Shares.

See Notes to Financial Statements.



MERRILL LYNCH BOND FUND, INC., HIGH INCOME PORTFOLIO
SEPTEMBER 30, 2003



Notes to Financial Statements


1. Significant Accounting Policies:
High Income Portfolio (the "Portfolio") is one of three portfolios in Merrill Lynch Bond Fund, Inc. (the "Fund") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Portfolio offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of the Fund. Long positions in securities traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of the Fund. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Portfolio writes an option, the amount of the premium received is recorded on the books of the Portfolio as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Portfolio are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Portfolio employs certain pricing services to provide securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors. Such valuations and procedures will be reviewed periodically by the Directors.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Board of Directors.



MERRILL LYNCH BOND FUND, INC., HIGH INCOME PORTFOLIO
SEPTEMBER 30, 2003



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Portfolio amortizes all premiums and discounts on debt securities.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Expenses--Certain expenses have been allocated to the individual portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each portfolio included in the Fund.

(h) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



MERRILL LYNCH BOND FUND, INC., HIGH INCOME PORTFOLIO
SEPTEMBER 30, 2003



Notes to Financial Statements (continued)


(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $1,674,040 has been reclassified between accumulated net realized capital losses and undistributed net investment income. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

FAM is responsible for the management of the Fund's Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee with respect to the Portfolio based upon the aggregate average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $250 million; .50% of average daily net assets in excess of $250 million but not exceeding $500 million; ..45% of average daily net assets in excess of $500 million but not exceeding $750 million; and .40% of average daily net assets in excess of $750 million. For the year ended September 30, 2003, the aggregate average daily net assets of the Fund, including the Fund's Core Bond Portfolio and Intermediate Term Portfolio, was approximately $4,068,479,000.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor on-going account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolio as follows:


                              Account
                          Maintenance       Distribution
                                  Fee                Fee

Class A                          .25%                 --
Class B                          .25%               .50%
Class C                          .25%               .55%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended September 30, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Portfolio's Class A and Class I Shares as follows:


                                 FAMD             MLPF&S

Class A                       $13,829           $140,548
Class I                       $ 2,966           $ 23,081


For the year ended September 30, 2003, MLPF&S received contingent deferred sales charges of $563,634 and $30,342 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $451 and $34,717 relating to transactions subject to front-end sales charge waivers in Class A and Class I Shares, respectively.



MERRILL LYNCH BOND FUND, INC., HIGH INCOME PORTFOLIO
SEPTEMBER 30, 2003



Notes to Financial Statements (continued)


The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

In addition, MLPF&S received $24,781 in commissions on the execution of portfolio security transactions for the Portfolio for the year ended September 30, 2003.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended September 30, 2003, the Portfolio reimbursed FAM $39,700 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLAM U.K., FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2003 were $1,745,379,718 and $1,898,317,222, respectively.

Net realized losses for the year ended September 30, 2003 and net unrealized losses as of September 30, 2003 were as follows:


                                        Realized         Unrealized
                                          Losses             Losses

Long-term investments            $ (548,470,193)    $ (353,952,894)
                                 ---------------    ---------------
Total                            $ (548,470,193)    $ (353,952,894)
                                 ===============    ===============


As of September 30, 2003, net unrealized depreciation for Federal income tax purposes aggregated $355,435,888, of which $102,622,231 related to appreciated securities and $458,058,119 related to depreciated securities. The aggregate cost of investments at September 30, 2003 for Federal income tax purposes was $2,259,533,375.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $126,667,730 and $277,713,470 for the years ended September 30, 2003 and September 30, 2002, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                    Dollar
Ended September 30, 2003++                  Shares             Amount

Shares sold                             14,458,879    $    66,181,836
Automatic conversion of shares          20,777,650         94,515,774
Shares issued to shareholders
   in reinvestment of dividends          3,181,341         14,227,776
                                    --------------    ---------------
Total issued                            38,417,870        174,925,386
Shares redeemed                       (22,459,329)      (101,944,404)
                                    --------------    ---------------
Net increase                            15,958,541    $    72,980,982
                                    ==============    ===============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class A Shares for the Year                                    Dollar
Ended September 30, 2002++                  Shares             Amount

Shares sold                             12,633,217    $    58,540,414
Automatic conversion of shares          16,181,996         73,978,183
Shares issued to shareholders
   in reinvestment of dividends          2,880,907         13,181,241
                                   ---------------    ---------------
Total issued                            31,696,120        145,699,838
Shares redeemed                       (20,737,072)       (94,803,890)
                                   ---------------    ---------------
Net increase                            10,959,048    $    50,895,948
                                   ===============    ===============


++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class B Shares for the Year                                    Dollar
Ended September 30, 2003                    Shares             Amount

Shares sold                             16,014,231    $    71,666,905
Shares issued to shareholders
   in reinvestment of dividends          6,761,076         29,934,828
                                   ---------------    ---------------
Total issued                            22,775,307        101,601,733
Automatic conversion of shares        (20,787,529)       (94,515,774)
Shares redeemed                       (49,496,955)      (218,043,907)
                                   ---------------    ---------------
Net decrease                          (47,509,177)    $ (210,957,948)
                                   ===============    ===============



Class B Shares for the Year                                    Dollar
Ended September 30, 2002                    Shares             Amount

Shares sold                             19,870,558    $    92,571,052
Shares issued to shareholders
   in reinvestment of dividends         10,223,848         47,114,368
                                   ---------------    ---------------
Total issued                            30,094,406        139,685,420
Automatic conversion of shares        (16,181,996)       (73,978,183)
Shares redeemed                       (86,086,679)      (395,562,828)
                                   ---------------    ---------------
Net decrease                          (72,174,269)    $ (329,855,591)
                                   ===============    ===============



MERRILL LYNCH BOND FUND, INC., HIGH INCOME PORTFOLIO
SEPTEMBER 30, 2003



Notes to Financial Statements (concluded)


Class C Shares for the Year                                    Dollar
Ended September 30, 2003                    Shares             Amount

Shares sold                              7,603,556    $    34,280,783
Shares issued to shareholders
   in reinvestment of dividends          1,441,775          6,422,998
                                   ---------------    ---------------
Total issued                             9,045,331         40,703,781
Shares redeemed                        (9,297,906)       (41,273,109)
                                   ---------------    ---------------
Net decrease                             (252,575)    $     (569,328)
                                   ===============    ===============



Class C Shares for the Year                                    Dollar
Ended September 30, 2002                    Shares             Amount

Shares sold                              9,671,405    $    45,496,504
Shares issued to shareholders
   in reinvestment of dividends          1,800,828          8,283,792
                                   ---------------    ---------------
Total issued                            11,472,233         53,780,296
Shares redeemed                       (12,544,238)       (57,104,165)
                                   ---------------    ---------------
Net decrease                           (1,072,005)    $   (3,323,869)
                                   ===============    ===============



Class I Shares for the Year                                    Dollar
Ended September 30, 2003++                  Shares             Amount

Shares sold                             30,978,932    $   140,338,367
Shares issued to shareholders
   in reinvestment of dividends          3,112,803         13,852,222
                                   ---------------    ---------------
Total issued                            34,091,735        154,190,589
Shares redeemed                       (31,437,710)      (142,312,025)
                                   ---------------    ---------------
Net increase                             2,654,025    $    11,878,564
                                   ===============    ===============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Class I Shares for the Year                                    Dollar
Ended September 30, 2002++                  Shares             Amount

Shares sold                             25,797,905    $   119,554,859
Shares issued to shareholders
   in reinvestment of dividends          3,532,626         16,200,807
                                   ---------------    ---------------
Total issued                            29,330,531        135,755,666
Shares redeemed                       (28,636,652)      (131,185,624)
                                   ---------------    ---------------
Net increase                               693,879    $     4,570,042
                                   ===============    ===============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.


5. Short-Term Borrowings:
The Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the total commitment was reduced from $1,000,000,000 to $500,000,000. The Portfolio did not borrow under the credit agreement during the year ended September 30, 2003.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended September 30, 2003 and September 30, 2002 was as follows:


                                         9/30/2003          9/30/2002
Distributions paid from:
   Ordinary income                 $   147,325,933    $   202,795,968
                                   ---------------    ---------------
Total taxable distributions        $   147,325,933    $   202,795,968
                                   ===============    ===============


As of September 30, 2003, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                   $     23,744,014
Undistributed long-term capital gains--net                         --
                                                     ----------------
Total undistributed earnings--net                          23,744,014
Capital loss carryforward                            (1,394,653,200)*
Unrealized losses--net                                (794,492,009)**
                                                     ----------------
Total accumulated losses--net                        $(2,165,401,195)
                                                     ================

*On September 30, 2003, the Portfolio had a net capital loss carryforward of $1,394,653,200, of which $74,968,568 expires in 2007; $60,400,417 expires in 2008; $387,766,347 expires in 2009;
$187,386,138 expires in 2010 and $684,131,730 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, book/tax differences in the accrual of income on securities in default and the deferral of post-October capital losses for tax purposes.



MERRILL LYNCH BOND FUND, INC., HIGH INCOME PORTFOLIO
SEPTEMBER 30, 2003



Independent Auditors' Report


To the Shareholders and Board of Directors of Merrill Lynch Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the High Income Portfolio of Merrill Lynch Bond Fund, Inc. as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the High Income Portfolio of Merrill Lynch Bond Fund, Inc. as of September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
November 24, 2003




Important Tax Information (unaudited)


Of the ordinary income distributions paid monthly by High Income
Portfolio of Merrill Lynch Bond Fund, Inc. during the taxable year ended September 30, 2003, 4.80% qualifies for the dividends received deductions for corporations.

Additionally, 3.76% of the ordinary income distributions paid by the Portfolio during the months of January through September 2003 is attributable to qualified dividend income for individuals.

Please retain this information for your records.



MERRILL LYNCH BOND FUND, INC., HIGH INCOME PORTFOLIO
SEPTEMBER 30, 2003



Officers and Directors (unaudited)
                                                                                            Number of
                                                                                            Portfolios in   Other Public
                       Position(s)  Length                                                  Fund Complex    Directorships
                       Held         Of Time                                                 Overseen by     Held by
Name, Address & Age    with Fund    Served    Principal Occupation(s) During Past 5 Years   Director        Director
Interested Director


Terry K. Glenn*        President    1999 to   President and Chairman of Merrill Lynch       122 Funds       None
P.O. Box 9011          and          present   Investment Managers, L.P. ("MLIM")/Fund       163 Portfolios
Princeton,             Director     and       Asset Management, L.P. ("FAM")--Advised
NJ 08543-9011                       1985 to   Funds since 1999; Chairman (Americas Region)
Age: 63                             present   of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc., ("FAMD") from
                                              1986 to 2002 and Director thereof from
                                              1991 to 2002; Executive Vice President
                                              and Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Director's term is unlimited.
Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



MERRILL LYNCH BOND FUND, INC., HIGH INCOME PORTFOLIO
SEPTEMBER 30, 2003



Officers and Directors (unaudited)(continued)
                                                                                            Number of
                                                                                            Portfolios in   Other Public
                       Position(s)  Length                                                  Fund Complex    Directorships
                       Held         Of Time                                                 Overseen by     Held by
Name, Address & Age    with Fund    Served    Principal Occupation(s) During Past 5 Years   Director        Director
Independent Directors*


Ronald W. Forbes       Director     1981 to   Professor Emeritus of Finance, School of      48 Funds        None
P.O. Box 9095                       present   Business, State University of New York at     49 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000; International Consultant
Age: 63                                       at the Urban Institute from 1995 to 1999.


Cynthia A. Montgomery  Director     1994 to   Professor, Harvard Business School since      48 Funds        Unum Provident
P.O. Box 9095                       present   1989.                                         49 Portfolios   Corporation;
Princeton,                                                                                                  Newell Rubber-
NJ 08543-9095                                                                                               maid, Inc.
Age: 51


Charles C. Reilly      Director     1990 to   Self-employed financial consultant since      48 Funds        None
P.O. Box 9095                       present   1990; Partner of Small Cities Cable           49 Portfolios
Princeton,                                    Television from 1986 to 1997.
NJ 08543-9095
Age: 72


Kevin A. Ryan          Director     1992 to   Founder and Director Emeritus of The          48 Funds        None
P.O. Box 9095                       present   Boston University Center for the              49 Portfolios
Princeton,                                    Advancement of Ethics and Character;
NJ 08543-9095                                 Professor of Education at Boston
Age: 70                                       University from 1982 to 1999 and
                                              Professor Emeritus thereof since 1999.


Roscoe S. Suddarth     Director     2000 to   President, Middle East Institute from         48 Funds        None
P.O. Box 9095                       present   1995 to 2001; Foreign Service Officer,        49 Portfolios
Princeton,                                    United States Foreign Service from 1961
NJ 08543-9095                                 to 1995; Career Minister from 1989 to 1995;
Age: 68                                       Deputy Inspector General, U.S. Department
                                              of State from 1991 to 1994; U.S. Ambassador
                                              to the Hashemite Kingdom of Jordan from 1987
                                              to 1990.


Richard R. West        Director     1980 to   Dean Emeritus of New York University,         48 Funds        Bowne & Co.,
P.O. Box 9095                       present   Leonard N. Stern School of Business           49 Portfolios   Inc.; Vornado
Princeton,                                    Administration since 1994.                                    Realty Trust;
NJ 08543-9095                                                                                               Vornado
Age: 65                                                                                                     Operating
                                                                                                            Company;
                                                                                                            Alexander's, Inc.


Edward D. Zinbarg      Director     2000 to   Executive Vice President of The Prudential    48 Funds        None
P.O. Box 9095                       present   Insurance Company of America from 1988        49 Portfolios
Princeton,                                    to 1994; Former Director of Prudential
NJ 08543-9095                                 Re-Insurance Company and former Trustee of
Age: 68                                       The Prudential Foundation. Self-employed
                                              financial consultant since 1994.


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



MERRILL LYNCH BOND FUND, INC., HIGH INCOME PORTFOLIO
SEPTEMBER 30, 2003



Officers and Directors (unaudited)(concluded)

                       Position(s)  Length
                       Held         Of Time
Name, Address & Age    with Fund    Served*   Principal Occupation(s) During Past 5 Years
Fund Officers


Donald C. Burke        Vice         1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011          President    present   1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,             and          and       Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9011          Treasurer    1999 to
Age: 43                             present


B. Daniel Evans        Vice         2002 to   Director (Global Fixed Income) of MLIM since 2000; Vice President of MLIM from
P.O. Box 9011          President    present   1995 to 2000.
Princeton,
NJ 08543-9011
Age: 59


Bradley J. Lucido      Secretary    2002 to   Director of MLIM since 2002; Vice President (Legal Advisory) of MLIM from 1999
P.O. Box 9011                       present   to 2002 and attorney since 1995.
Princeton,
NJ 08543-9011
Age: 37


*Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH BOND FUND, INC., HIGH INCOME PORTFOLIO
SEPTEMBER 30, 2003



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name /independence of more than one financial expert) If no, explain why not. -

The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard
R. West, and (3) Edward D. Zinbarg.

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


High Income Portfolio of Merrill Lynch Bond Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       High Income Portfolio of Merrill Lynch Bond Fund, Inc.


Date: November 21, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       High Income Portfolio of Merrill Lynch Bond Fund, Inc.


Date: November 21, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       High Income Portfolio of Merrill Lynch Bond Fund, Inc.


Date: November 21, 2003




Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.